AUGMENTING LENDER SUPPLEMENT
(City National Bank)
AUGMENTING LENDER SUPPLEMENT, dated as of December 17, 2015 (this “Supplement”), to the Credit Agreement, dated as of June 26, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The New Home Company Inc., a Delaware corporation (“Borrower”), the Lenders party thereto and U.S. Bank National Association, d/b/a Housing Capital Company, as Administrative Agent (in such capacity, “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.25 thereof that any bank, financial institution or other entity may extend Commitments under the Credit Agreement subject to the approval of Borrower and Administrative Agent, by executing and delivering to Borrower and Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
WHEREAS, the undersigned Augmenting Lender was not an original party to the Credit Agreement but now desires to become a party thereto;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.    The undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $12,500,000.00.
2.    The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement and that none of the funds, monies, assets or other consideration being used to fund its Loans are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit

Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
3.    The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:
City National Bank
18111 Von Karman Avenue, Suite 110
Irvine, CA 92612
Attn: Geoffrey S. Ramirez

4.    Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
5.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.
6.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of California.
7.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CITY NATIONAL BANK,
a national banking association

By:	/s/ Geoffrey Ramirez
Name:	Geoffrey Ramirez
Title:	Vice President

Accepted and agreed to as of the date first written above:

THE NEW HOME COMPANY INC.,
a Delaware corporation

By:	/s/ John M. Stephens
Name:	John M. Stephens
Title:	Chief Financial Officer

By:	/s/ Mark Kawanami
Name:	Mark Kawanami
Title:	Senior VP

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION,
d/b/a Housing Capital Company,
as Administrative Agent

By:	/s/ Elke Heller
Name:	Elke Heller
Title:	Senior Vice President

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